UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS ADVISOR FUNDS

(FORMERLY SCUDDER ADVISOR FUNDS)

(Exact Name of Registrant as Specified in Charter)

One South Street, Baltimore, Maryland 21202

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

ITEM 1.	REPORT TO STOCKHOLDERS

Cash Management Fund Investment
Treasury Money Fund Investment
Annual Report
to Shareholders
December 31, 2005

Contents

3	Portfolio Management Review
Funds
8	Information About Each Fund’s Expenses
11	Portfolio Summary
13	Financial Statements
17	Financial Highlights
19	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Tax Information
27	Trustees and Officers
Portfolios
31	Investment Portfolios
39	Financial Statements
42	Financial Highlights
43	Notes to Financial Statements
49	Report of Independent Registered Public Accounting Firm
50	Investment Management Agreement Approval
59	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about each fund. Please read the prospectus carefully before you invest.
An investment in these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please read each Fund’s prospectus for specific details regarding its risk profile.
Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.
Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.
2   Investment Funds

Portfolio Management Review

Investment Funds: A Team Approach to Investing
Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Cash Management Portfolio and Treasury Money Portfolio (the “Portfolios”), in which the funds invest all of their assets, respectively. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.
Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.
A group of investment professionals is responsible for the day-to-day management of the Portfolios.
In the following interview, Cash Management Fund Investment and Treasury Money Fund Investment Lead Portfolio Managers Christine Haddad and Darlene M. Rasel discuss the market environment and the portfolio management team’s approach to managing during the most recent fiscal year.

Q: Will you discuss the market environment for the funds during the year ended December 31, 2005?

A: During the year ended December 31, 2005, the US Federal Reserve (the Fed) continued its recent policy of increasing short-term interest rates in an attempt to undo the easing of monetary policy (i.e., the lowering of interest rates) that occurred through June 2004. In eight increments of 0.25%, the policymakers raised the federal funds rate – the interest rate banks charge when they lend each other money overnight – to 4.25%.
Investment Funds    3

Despite these increases in the federal funds rate, longer-term yields remained low, creating a yield curve – an economic graph with a line going from left to right, showing how high or low yields are from the shortest to the longest maturities – that was atypically flat. (Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.)

Throughout the year, the Fed repeatedly said that its monetary policy remained “accommodative” to economic growth and that risks in the overall economy between inflation and deflation appeared to be balanced.

Indeed, over the period, the US economy showed resiliency despite two devastating hurricanes and continual increases in energy prices. As the year began, monthly job growth was the most important economic indicator for money markets. However, the focus gradually shifted to inflation, with economists and investors watching carefully for any signs of an increase. Going forward, the markets will likely watch for any changes in policy from incoming Fed Chairman Ben S. Bernanke.

At the end of December 2005, the one-year London Interbank Offered Rate (LIBOR) – the rate of interest at which banks borrow large volumes of funds from other banks in the international market, and the most widely used industry standard for measuring one-year money market rates – was at 4.84%, close to a four-year high. The premium level of the LIBOR (which is set by the market) over the federal funds rate (which is set by the Fed) was 4.25%, representing the market’s concern that the Fed may have to continue raising short-term interest rates to keep the economy’s growth moderate and prevent inflation.

Q: How did the funds perform over its most recent fiscal year?

A: For the period ended December 31, 2005, the funds registered favorable performance and achieved their stated objectives of providing a high level of current income consistent with liquidity and the preservation of capital.
4   Investment Funds

Q: In light of market conditions during the period, what has been the strategy for the fund?

A: During the period, our strategy was to extend maturity somewhat in order to take advantage of select buying opportunities among money market securities with slightly longer maturities and higher yields. For the period, we also increased the fund’s allocation in floating-rate securities. Our decision to increase the fund’s floating-rate position helped to mitigate risks associated with extending maturity. This is because the interest rates of floating rate securities adjust frequently based on indices such as LIBOR and the federal funds rate as market conditions change. These securities provide flexibility in an uncertain interest rate environment.

Q: What has been the strategy for Treasury Money Fund Investment?

A: In 2005, supply/demand issues and higher financing costs (resulting from rising interest rates) made Treasuries expensive relative to other money market instruments. For this reason, we maintained a significant allocation in repurchase agreements, which are agreements between sellers and buyers, usually of government securities, to repurchase securities at a given price and usually at a stated time. For most of the year, the fund’s target portfolio allocation was 70% to 75% in repurchase agreements and 25% to 30% in Treasury bills. With the investments in repurchase agreements, our goal was to keep the fund’s weighted average maturity short, and then step up the yield of the fund at each Fed tightening. With our investments in longer-term Treasury bills and notes, our goal was to lengthen the weighted average maturity and achieve a yield close to the current Fed funds rate until the next Fed tightening, whereupon the Treasury position would be sold or held to maturity. Going forward, we will continue to monitor economic and inflation indicators to determine when the Fed will end its credit tightening program.
Investment Funds    5
Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

7-Day Current Yield — Cash Management Fund Investment

7-day
current
yield

December 31, 2005	3.53%*

December 31, 2004	1.46%*

*The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 3.50% as of December 31, 2005 and 1.24% as of December 31, 2004.

7-Day Current Yield — Treasury Money Fund Investment

7-day
current
yield

December 31, 2005	3.16%**

December 31, 2004	1.34%**

**The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 2.96% as of December 31, 2005 and 1.15% as of December 31, 2004.
Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund’s shares outstanding. Please call the Service Center at 1-800-730-1313 for the product’s most recent month-end performance.

Q: What detracted from performance during the period?

A: In the case of Cash Management Fund Investment, in December we kept additional cash on hand – as we do each year – to meet any tax-related redemptions as well as investors’ year-end liquidity needs. Keeping a larger percentage of assets in overnight liquid positions detracted somewhat from yield and total return. For Treasury Money Fund Investment, holding US Treasury securities with maturities of six months or more detracted somewhat from performance due to successive rate increases.
6   Investment Funds

Q: Will you describe your management philosophy?

A: We continue our insistence on the highest credit quality within the funds. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the funds and to seek a competitive yield for our shareholders.
The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.
Investment Funds    7

Information About Each Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Funds limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.
The tables illustrate your Fund’s expenses in two ways:

■	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

■	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
8   Investment Funds
Cash Management Fund Investment

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Fund Return

Beginning Account Value 7/1/05	$1,000.00

Ending Account Value 12/31/05	$1,015.30

Expenses Paid per $1,000*	$3.81

Hypothetical 5% Fund Return

Beginning Account Value 7/1/05	$1,000.00

Ending Account Value 12/31/05	$1,021.42

Expenses Paid per $1,000*	$3.82

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio

Cash Management Fund Investment	.75%

For more information, please refer to the Fund’s prospectus.
Investment Funds    9
Treasury Money Fund Investment

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Fund Return

Beginning Account Value 7/1/05	$1,000.00

Ending Account Value 12/31/05	$1,014.90

Expenses Paid per $1,000*	$3.81

Hypothetical 5% Fund Return

Beginning Account Value 7/1/05	$1,000.00

Ending Account Value 12/31/05	$1,021.42

Expenses Paid per $1,000*	$3.82

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio

Treasury Money Fund Investment	.75%

For more information, please refer to the Fund’s prospectus.
10   Investment Funds

Portfolio Summary

Cash Management Fund Investment

Asset Allocation	12/31/05	12/31/04

Commercial Paper	32%	36%
Certificates of Deposit and Bank Notes	27%	23%
Short Term Notes	21%	20%
Repurchase Agreements	7%	3%
Time Deposit	4%	5%
Promissory Notes	4%	3%
Funding Agreements	3%	3%
US Government Sponsored Agencies†	1%	4%
Master Notes	1%	2%
Asset Backed	—	1%

	100%	100%

†	Not backed by the full faith and credit of the US Government

Weighted Average Maturity

Cash Management Fund Investment	47 days	32 days
First Tier Retail Money Fund Average*	38 days	36 days

Treasury Money Fund Investment

Asset Allocation	12/31/05	12/31/04

Repurchase Agreements	80%	70%
US Government Backed	20%	30%

	100%	100%

Weighted Average Maturity

Treasury Money Fund Investment	34 days	31 days
Treasury and Repo Retail Money Fund Average**	24 days	28 days

*	The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

**	The Fund is compared to its respective iMoneyNet Category: Treasury and Repo Retail Money Fund Average — Category includes only retail government funds that hold US Treasuries and repurchase agreements backed by the US Treasury.
Asset allocation is subject to change. For more complete details about each Portfolio’s holdings, see page 31 (for Cash Management Portfolio), and page 38 (for Treasury Money Portfolio). A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolios as of month-end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.
Investment Funds    11
Following each Funds’ fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.
12   Investment Funds

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005

	Cash
	Management	Treasury
	Fund	Money Fund
Assets	Investment	Investment

Investments in Portfolio at value*	$83,180,017	$153,237,113

Other assets	8,085	12,327

Total assets	83,188,102	153,249,440

Liabilities

Dividends payable	184,926	130,300

Accrued administrator service fee	39,062	60,690

Other accrued expenses and payables	46,009	36,717

Total liabilities	269,997	227,707

Net assets, at value	$82,918,105	$153,021,733

Net Assets

Net assets consist of:
Undistributed net investment income	17,533	13,439

Accumulated net realized gain (loss)	—	(19,005)

Paid–in capital	82,900,572	153,027,299

Net assets, at value	$82,918,105	$153,021,733

Net Assets Value

Net assets applicable to shares outstanding	$82,918,105	$153,021,733

Shares outstanding of beneficial interest ($.001 par value per share unlimited number of shares authorized)	82,940,389	153,027,299

Net Asset Value, offering and redemption price per share	$1.00	$1.00

*	Investment in Cash Management Portfolio and Treasury Money Portfolio, respectively.
The accompanying notes are an integral part of the financial statements.
Investment Funds    13

Statement of Operations for the year ended December 31, 2005

	Cash
	Management	Treasury
	Fund	Money Fund
Investment Income	Investment	Investment

Income:
Total investment income allocated from Cash Management Portfolio and Treasury Money Portfolio, respectively:
Interest	$3,364,731	$4,648,172

Expenses	(187,047)[a]	(288,704)[b]

Net investment income allocated from the Cash Management Portfolio and Treasury Money Portfolio, respectively	3,177,684	4,359,468

Expenses:
Administrator service fee	574,686	799,010

Audit fees	24,290	20,818

Legal fees	30,863	29,153

Trustees’ fees and expenses	4,207	4,500

Reports to shareholders	19,165	18,164

Registration fees	20,542	26,127

Other	3,144	7,570

Total expenses, before expense reductions	676,897	905,342

Expense reductions	(80,984)	(104,752)

Total expenses, after expense reductions	595,913	800,590

Net investment income	2,581,771	3,558,878

Net realized gain (loss) from investments	1,260	(8,752)

Net increase (decrease) in net assets resulting from operations	$2,583,031	$3,550,126

[a]	For the year ended December 31, 2005, the Advisor to the Cash Management Portfolio waived fees, of which $29,719 was allocated to the Cash Management Fund Investment on a pro-rated basis.

[b]	For the year ended December 31, 2005, the Advisor to the Treasury Money Portfolio waived fees, of which $35,912 was allocated to the Treasury Money Fund Investment on a pro-rated basis.
The accompanying notes are an integral part of the financial statements.
14   Investment Funds

Statement of Changes in Net Assets — Cash Management Fund Investment

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004

Operations:
Net investment income	$2,581,771	$740,043

Net realized gain (loss) on investment transactions	1,260	936

Net increase (decrease) in net assets resulting from operations	2,583,031	740,979

Distributions to shareholders from:
Net investment income	(2,581,771)	(741,692)

Fund share transactions:
Proceeds from shares sold	922,341,455	1,424,240,134

Reinvestment of distributions	580,365	99,407

Cost of shares redeemed	(973,786,303)	(1,426,205,428)

Net increase (decrease) in net assets from Fund share transactions	(50,864,483)	(1,865,887)

Increase (decrease) in net assets	(50,863,223)	(1,866,600)

Net assets at beginning of period	133,781,328	135,647,928

Net assets at end of period (including undistributed net investment income of $17,533 and $16,274, respectively)	$82,918,105	$133,781,328

Other Information

Shares outstanding at beginning of period	133,804,872	135,670,759

Shares sold	922,341,455	1,424,240,134

Shares issued to shareholders in reinvestment of distributions	580,365	99,407

Shares redeemed	(973,786,303)	(1,426,205,428)

Net increase (decrease) in Fund shares	(50,864,483)	(1,865,887)

Shares outstanding at end of period	82,940,389	133,804,872

The accompanying notes are an integral part of the financial statements.
Investment Funds    15

Statement of Changes in Net Assets — Treasury Money Fund Investment

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004

Operations:
Net investment income	$3,558,878	$1,217,527

Net realized gain (loss) on investment transactions	(8,752)	(10,253)

Net increase (decrease) in net assets resulting from operations	3,550,126	1,207,274

Distributions to shareholders from:
Net investment income	(3,558,873)	(1,217,508)

Fund share transactions:
Proceeds from shares sold	982,276,073	2,017,751,409

Reinvestment of distributions	2,254,295	784,340

Cost of shares redeemed	(1,023,737,067)	(2,041,363,816)

Net increase (decrease) in net assets from Fund share transactions	(39,206,699)	(22,828,067)

Increase (decrease) in net assets	(39,215,446)	(22,838,301)

Net assets at beginning of period	192,237,179	215,075,480

Net assets at end of period (including undistributed net investment income of $13,439 and $13,434, respectively)	$153,021,733	$192,237,179

Other Information

Shares outstanding at beginning of period	192,233,998	215,062,544

Shares sold	982,276,073	2,017,751,409

Shares issued in reinvestment of distributions	2,254,295	784,340

Shares redeemed	(1,023,737,067)	(2,041,364,295)

Net increase (decrease) in Fund shares	(39,206,699)	(22,828,546)

Shares outstanding at end of period	153,027,299	192,233,998

The accompanying notes are an integral part of the financial statements.
16   Investment Funds

Financial Highlights

Cash Management Fund Investment

Years Ended
December 31,	2005		2004	2003	2002	2001

Selected Per Share Data

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	.025		.007	.005	.011	.04

Net realized and unrealized gain (loss) on investment transactions[a]	—		—	—	—	—

Total from investment operations	.025		.007	.005	.011	.04

Less distributions from:
Net investment income	(.025)		(.007)	(.005)	(.011)	(.04)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return (%)[b]	2.56		.68	.51	1.14	3.63

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	83		134	136	158	189

Ratio of expenses before expense reductions, including expenses allocated from Cash Management Portfolio (%)	.86		.85	.79	.78	.78

Ratio of expenses after expense reductions, including expenses allocated from Cash Management Portfolio (%)	.75		.75	.75	.75	.75

Ratio of net investment income (loss) (%)	2.47	[c]	.67	.49	1.10	3.60

[a]	Amount is less than $.0005.

[b]	Total returns would have been lower had certain expenses not been reduced.

[c]	Due to the timing of subscriptions and redemptions in relation to the operating results of the Fund, the amount shown does not correspond to the total return during the year.
Investment Funds    17
Treasury Money Fund Investment

Years Ended
December 31,	2005	2004	2003	2002	2001

Selected Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	.024	.006	.004	.010	.03

Net realized gain (loss) on investment transactions[a]	—	—	—	—	—

Total from investment operations	.024	.006	.004	.010	.03

Less distributions from:
Net investment income	(.024)	(.006)	(.004)	(.010)	(.03)

Net realized gain on investment transactions	—	—	—[a]	—[a]	—

Total distributions	(.024)	(.006)	(.004)	(.010)	(.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)[b]	2.44	.60	.41	1.04	3.33

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	153	192	215	214	285

Ratio of expenses before expense reductions, including expenses allocated from Treasury Money Portfolio (%)	.84	.82	.81	.78	.79

Ratio of expenses after expense reductions, including expenses allocated from Treasury Money Portfolio (%)	.75	.75	.75	.75	.75

Ratio of net investment income (%)	2.44	.54	.40	1.03	3.25

[a]	Amount is less than $.0005.

[b]	Total return would have been lower had certain expenses not been reduced.
18   Investment Funds

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies
A. Organization
Cash Management Fund Investment and Treasury Money Fund Investment (each a “Fund” and collectively, the “Funds”) are each a diversified series of DWS Advisor Funds (formerly Scudder Advisor Funds) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, diversified, management investment company organized as a Massachusetts business trust. The Funds are two of several funds the Trust offers to investors.
The Funds seek to achieve their investment objectives by investing substantially all of their assets in the Cash Management Portfolio and the Treasury Money Portfolio, respectively (each a “Portfolio” and collectively, the “Portfolios”), each an open-end management investment company registered under the 1940 Act and advised by Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”). Details concerning each Portfolio’s investment objectives and policies and the risk factors associated with each Portfolio’s investments are described in their respective Prospectuses and Statements of Additional Information.
At December 31, 2005, the Cash Management Fund Investment owned approximately 1% of the Cash Management Portfolio and the Treasury Money Fund Investment owned approximately 28% of the Treasury Money Portfolio. The financial statements of the Portfolios, including the Investment Portfolios, are contained elsewhere in this report and should be read in conjunction with the Funds’ financial statements.
Each Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
B. Security Valuation
Each Fund determines the valuation of its investment in its Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio’s net assets.
Each Portfolio’s policies for determining the value of its net assets are discussed in each Portfolio’s Financial Statements, which accompany this report.
Investment Funds    19
C. Federal Income Taxes
Each Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, each Fund paid no federal income taxes and no federal income tax provision was required.
At December 31, 2005 Treasury Money Fund Investment had a net tax basis capital loss carryforward of approximately $19,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or December 31, 2012 ($10,000) and December 31, 2013 ($9,000), the respective expiration dates, whichever occurs first.
In addition, from November 1, 2005 through December 31, 2005, the Fund incurred approximately $50 of net realized capital losses. As permitted by tax regulators, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2006.
D. Distribution of Income
The net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly.
Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Funds.
At December 31, 2005, the Funds’ components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Cash Management	Treasury Money
	Fund Investment	Fund Investment

Undistributed ordinary income*	$17,533	$13,439

In addition, the tax character of distributions paid to shareholders by the Funds is summarized as follows:

Years Ended December 31,	2005	2004

Cash Management Fund Investment
Distributions from ordinary income*	$2,581,745	$741,692
Distributions from long term-capital gains	26	—

Treasury Money Fund Investment
Distributions form ordinary income*	$3,558,873	$1,217,508

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.
20   Investment Funds
E. Contingencies
In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.
F. Other
Each Fund receives a daily allocation of its respective Portfolio’s net investment income and net realized gains and losses in proportion to its investment in the respective Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses that are attributed to the Trust are allocated among the Funds in the Trust based on their respective net assets.
Note 2—Fees and Transactions with Affiliates
DeAM, Inc. is the Advisor for each Portfolio and Investment Company Capital Corp. (“ICCC” or the “Administrator”) is the Administrator for each Fund, both indirect, wholly owned subsidiaries of Deutsche Bank AG. Each Fund pays the Administrator an annual fee (“Administrator Service Fee”) based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.55%.
For the year ended December 31, 2005 and through April 30, 2006, the Advisor and Administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses of each Fund to the extent necessary to maintain the annualized expenses of the Cash Management Fund Investment and Treasury Money Fund Investment each at 0.75% of their average daily net assets including expenses (excluding extraordinary expenses) of the Cash Management Portfolio and the Treasury Money Portfolio, respectively.
Accordingly, for the year ended December 31, 2005, the Administrator waived a portion of its Administrator Service Fee as follows:

	Total	Amount	Annual
	Aggregated	Waived	Effective Rate

Cash Management Fund Investment	$574,686	$80,984	.47%

Treasury Money Fund Investment	$799,010	$104,752	.48%

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. (“DeIM”), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the funds. For the year ended December 31, 2005,
Investment Funds    21
the amounts charged to the Funds by DeIM included in the reports to shareholders at December 31, 2005 are as follows:.

	Total	Unpaid at
	Aggregated	December 31, 2005

Cash Management Fund Investment	$6,360	$2,100

Treasury Money Fund Investment	$6,360	$2,100

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex’s Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.
Note 3—Concentration of Ownership
From time to time each Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on each Fund.
At December 31, 2005, there was one shareholder who held approximately 25% of the outstanding shares of Treasury Money Fund Investment.
Note 4—Regulatory Matters and Litigation
Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or
22   Investment Funds
other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.
With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.
With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999–2001 period. With respect to the trading
Investment Funds    23

arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.
There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.
Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001–2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.
Note 5—Subsequent Event
Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank’s mutual fund operations around the globe. On February 6, 2006, the funds became part of the DWS family under the letter “D” in the mutual fund listing section of the newspaper. In addition, the Web site for all Scudder funds changed to www.dws-scudder.com
24   Investment Funds

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds (formerly Scudder Advisor Funds) and Shareholders of Cash Management Fund Investment and Treasury Money Fund Investment:
In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Fund Investment and Treasury Money Fund Investment (hereafter referred to as the “Funds”) at December 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2006
Investment Funds    25

Tax Information	(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Cash Management Fund Investment designates $30 as capital gain dividends for its year ended December 31, 2005, of which 100% represents 20% rate gains.
Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.
26   Investment Funds

Trustees and Officers

The following individuals hold the same position with the funds and the Cash Management Portfolio and the Treasury Money Portfolio.

Independent Trustees

Name, Date of		Number of
Birth, Position		Funds in
with the Fund		the Fund
and Length of	Business Experience and Directorships	Complex
Time Served[1,2]	During the Past 5 Years	Overseen

Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998–present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991–1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985–1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998–February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996–June 2001) and Anchor Gaming (gaming software and equipment) (March 1999–December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996–2004).	54

Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996–January 2000); Trustee, CREF and CREF Mutual Funds (January 2000–March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004–March 2005) and Director, S.G. Cowen Mutual Funds (January 1985–January 2001).	51

Investment Funds    27

Name, Date of		Number of
Birth, Position		Funds in
with the Fund		the Fund
and Length of	Business Experience and Directorships	Complex
Time Served[1,2]	During the Past 5 Years	Overseen

Richard J. Herring 2/18/46 Trustee since 1990 for the funds and since 1999 for Cash Management Portfolio and Treasury Money Portfolio	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000).	51

Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998–2005); Trustee, Morgan Stanley Asset Management, various funds (1985–2001); Trustee, Weiss, Peck and Greer, various funds (1985–2005).	51

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994–present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–present); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005).	51

Philip Saunders, Jr. 10/11/35 Trustee since 1999 for the funds and since 1990 for Cash Management Portfolio and Treasury Money Portfolio	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987–1988); President, John Hancock Home Mortgage Corporation (1984–1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982–1986).	51

William N. Searcy, Jr. 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–October 2003).	51

28   Investment Funds

Interested Trustee

Name, Date of		Number of
Birth, Position		Funds in
with the Fund		the Fund
and Length of	Business Experience and Directorships	Complex
Time Served[1,2]	During the Past 5 Years	Overseen

William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990–1999).	120

Officers

Name, Date of Birth,
Position with the Fund and	Business Experience and Directorships
Length of Time Served[1,2]	During the Past 5 Years

Vincent J. Esposito[6] 6/8/56 President since 2005	Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004–present); formerly, Managing Director, Putnam Investments (1991–2002).

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998).

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.

Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003–2005); legal associate, Lord, Abbett & Co. LLC (1998–2003).

Elisa D. Metzger[6] 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999–2005).

Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.

Investment Funds    29

Name, Date of Birth,
Position with the Fund and	Business Experience and Directorships
Length of Time Served[1,2]	During the Past 5 Years

Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.

Kathleen Sullivan D’Eramo [7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.

John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999–2005).

Philip Gallo[6] 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003–present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994–2003).

A. Thomas Smith[6,8] (1956) Chief Legal Officer since 2005	Managing Director[5], Deutsche Asset Management (2004–present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999–2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994–1999); senior attorney, The Dreyfus Corporation (1991–1993); senior attorney, Willkie Farr & Gallagher (1989–1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986–1989).

[1]	Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

[2]	Length of time served represents the date that each Trustee or officer first began serving in that position with DWS Advisor Funds of which these funds are each a series.

[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[4]	Mr. Shiebler is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 345 Park Avenue, New York, New York 10154.

[5]	Executive title, not a board directorship.

[6]	Address: 345 Park Avenue, New York, New York 10154.

[7]	Address: Two International Place, Boston, Massachusetts 02110.

[8]	Elected on December 2, 2005.
The funds’ Statement of Additional Information includes additional information about the funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.
30   Investment Funds

Investment Portfolio	as of December 31, 2005

	Principal
Cash Management Portfolio	Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 26.5%
Alliance & Leicester PLC, 4.02%, 9/6/2006	35,000,000	34,829,488
American Express Centurion Bank, 4.31%, 1/20/2006	127,000,000	127,000,000
Australia & New Zealand Banking Group Ltd., 3.59%, 5/30/2006	25,000,000	25,000,000
Banco Bilbao Vizcaya Argentaria SA, 4.27%, 1/9/2006	100,000,000	99,998,043
Bank of Tokyo-Mitsubishi:
4.28%, 2/10/2006	50,000,000	50,000,000
4.34%, 1/27/2006	65,000,000	65,000,000
4.34%, 1/31/2006	150,000,000	150,000,000
Barclays Bank PLC, 4.0%, 3/1/2006	80,000,000	80,000,000
Calyon:
3.27%, 3/6/2006	55,000,000	55,000,000
4.75%, 11/14/2006	25,000,000	25,000,000
Calyon North America, Inc., 4.16%, 8/8/2006	50,000,000	50,018,509
Canadian Imperial Bank of Commerce:
4.75%, 11/14/2006	25,000,000	25,000,000
4.75%, 12/15/2006	40,000,000	40,000,000
Credit Agricole SA:
4.7%, 9/19/2006	40,000,000	40,000,000
4.74%, 9/28/2006	50,000,000	50,000,000
Depfa Bank PLC, 3.22%, 2/6/2006	101,000,000	101,000,000
HBOS Treasury Services PLC:
3.62%, 4/12/2006	60,000,000	60,000,000
4.25%, 2/7/2006	32,000,000	31,998,532
HSBC Bank PLC, 6.5%, 1/24/2006	11,550,000	11,573,020
HSBC Bank USA, NA, 4.26%, 2/10/2006	50,000,000	49,999,725
LaSalle Bank NA, 3.59%, 5/30/2006	50,000,000	50,000,000
Natexis Banque Populaires, 4.31%, 2/1/2006	75,000,000	75,000,000
Nordea Bank Finland PLC, 4.75%, 12/4/2006	40,000,000	40,000,000
Norinchukin Bank, 4.3%, 1/31/2006	27,900,000	27,900,000
Northern Rock PLC, 4.31%, 1/31/2006	100,000,000	100,000,000
Royal Bank of Canada, 4.05%, 7/24/2006	35,000,000	35,000,000
Royal Bank of Scotland PLC:
4.4%, 10/4/2006	55,000,000	55,000,000
4.75%, 11/14/2006	25,000,000	25,000,000
Societe Generale:
3.27%, 3/3/2006	86,000,000	86,000,000
4.32%, 2/1/2006	105,000,000	105,000,000
4.71%, 9/19/2006	35,000,000	35,001,224
Tango Finance Corp., 4.045%, 7/25/2006	30,000,000	29,999,158
The accompanying notes are an integral part of the financial statements.
Cash Management Portfolio    31

	Principal
Cash Management Portfolio	Amount ($)	Value ($)

Toronto Dominion Bank:
3.6%, 6/7/2006	32,000,000	32,000,000
3.71%, 5/19/2006	10,000,000	10,000,185
3.72%, 6/7/2006	50,000,000	49,997,906
3.73%, 6/23/2006	40,000,000	40,000,000
3.75%, 5/16/2006	21,000,000	20,999,241
3.95%, 7/31/2006	40,000,000	40,000,000
UBS AG, 4.3%, 1/31/2006	100,000,000	100,000,000
UniCredito Italiano SpA:
3.73%, 4/12/2006	10,000,000	10,000,000
4.29%, 2/1/2006	50,000,000	50,000,000
Wells Fargo Bank, NA:
4.3%, 1/25/2006	203,500,000	203,498,982
4.31%, 1/20/2006	95,000,000	95,000,000
4.31%, 1/26/2006	145,400,000	145,400,000

Total Certificates of Deposit and Bank Notes (Cost $2,632,214,013)		2,632,214,013

Commercial Paper** 32.0%
AB Spintab, 3.92%, 2/28/2006	35,000,000	34,778,956
Abbey National PLC, 4.45%, 1/3/2006	150,000,000	149,962,917
Atlantic Asset Securitization LLC, 4.32%, 1/19/2006	91,875,000	91,676,550
Atlantis One Funding Corp.:
4.22%, 2/9/2006	100,000,000	99,542,833
4.255%, 1/9/2006	70,000,000	69,933,811
4.255%, 2/16/2006	85,000,000	84,537,860
4.27%, 2/21/2006	130,000,000	129,213,608
4.31%, 1/12/2006	27,808,000	27,771,378
Cancara Asset Securitization LLC, 4.32%, 1/23/2006	35,144,000	35,051,220
CC (USA), Inc., 3.96%, 1/20/2006	50,000,000	49,895,500
Charta, LLC:
4.26%, 2/7/2006	50,000,000	49,781,083
4.35%, 1/23/2006	105,000,000	104,720,875
CIT Group, Inc., 4.21%, 2/2/2006	8,500,000	8,468,191
Compass Securitization LLC:
4.29%, 1/31/2006	50,000,000	49,821,250
4.35%, 1/23/2006	70,000,000	69,813,917
CRC Funding, LLC, 4.32%, 1/27/2006	95,000,000	94,703,600
Dorada Finance, Inc., 4.0%, 1/27/2006	51,500,000	51,351,222
Falcon Asset Securitization Corp.:
4.32%, 1/24/2006	66,687,000	66,502,944
4.32%, 1/27/2006	41,454,000	41,324,664
4.35%, 2/1/2006	61,433,000	61,202,882
4.35%, 2/2/2006	107,913,000	107,495,736
The accompanying notes are an integral part of the financial statements.
32   Cash Management Portfolio

	Principal
Cash Management Portfolio	Amount ($)	Value ($)

Giro Funding US Corp.:
4.14%, 1/20/2006	33,250,000	33,177,349
4.305%, 1/31/2006	50,000,000	49,820,625
Greyhawk Funding LLC:
4.22%, 2/7/2006	50,000,000	49,783,139
4.23%, 2/7/2006	38,000,000	37,834,795
Inter-American Development Bank, 4.12%, 1/31/2006	1,185,000	1,180,951
Irish Life and Permanent PLC, 4.26%, 2/8/2006	75,000,000	74,662,750
Jupiter Securitization Corp.:
4.32%, 1/23/2006	24,405,000	24,340,571
4.35%, 1/23/2006	58,105,000	57,950,538
K2 (USA) LLC:
3.96%, 1/23/2006	50,000,000	49,879,000
4.0%, 1/27/2006	35,000,000	34,898,889
4.21%, 2/3/2006	13,600,000	13,547,515
Liberty Street Funding:
4.35%, 1/25/2006	45,785,000	45,652,224
4.35%, 1/31/2006	80,000,000	79,710,000
Mane Funding Corp.:
4.22%, 1/17/2006	75,000,000	74,859,333
4.31%, 1/27/2006	44,803,000	44,663,538
Nordea North America, Inc., 4.31%, 2/2/2006	36,000,000	35,862,080
Park Avenue Receivables Co., LLC, 4.34%, 1/23/2006	46,783,000	46,658,921
Perry Global Funding LLC:
Series A, 4.22%, 1/10/2006	52,325,000	52,269,797
Series A, 4.22%, 1/17/2006	35,000,000	34,934,356
Series A, 4.225%, 2/7/2006	49,069,000	48,855,925
Series A, 4.43%, 3/15/2006	74,091,000	73,425,436
Preferred Receivables Funding Corp., 4.35%, 2/1/2006	25,311,000	25,216,189
Rabobank USA Financial Corp., 4.15%, 1/3/2006	25,437,000	25,431,135
Ranger Funding Co. LLC, 4.305%, 1/27/2006	98,944,000	98,636,367
Sanofi-Aventis, 4.37%, 2/15/2006	50,000,000	49,726,875
Scaldis Capital LLC, 4.32%, 1/9/2006	49,971,000	49,923,028
Sheffield Receivables Corp.:
4.31%, 1/17/2006	6,803,000	6,789,968
4.32%, 1/23/2006	53,035,000	52,894,988
4.32%, 1/24/2006	30,000,000	29,917,200
Swedish National Housing Finance Corp., 3.925%, 3/2/2006	51,000,000	50,666,375
The Concentrate Manufacturing Co. of Ireland, 4.26%, 1/6/2006	8,400,000	8,395,030
The Goldman Sachs Group, Inc., 3.185%, 3/3/2006	30,000,000	29,838,096
Tulip Funding Corp., 4.32%, 1/18/2006	220,365,000	219,915,455
The accompanying notes are an integral part of the financial statements.
Cash Management Portfolio    33

	Principal
Cash Management Portfolio	Amount ($)	Value ($)

Windmill Funding Corp., 4.32%, 1/24/2006	53,750,000	53,601,650
Yorktown Capital LLC, 4.32%, 1/24/2006	35,000,000	34,903,400

Total Commercial Paper (Cost $3,177,374,485)		3,177,374,485

Master Notes 1.1%
Bear Stearns & Co., Inc., 4.4%*, 1/3/2006(a) (Cost $110,000,000)	110,000,000	110,000,000

US Government Sponsored Agencies 1.3%
Federal National Mortgage Association:
3.15%, 2/8/2006	32,000,000	31,985,356
4.0%, 8/8/2006	50,000,000	50,000,000
4.07%, 8/18/2006	40,000,000	40,000,000
4.371%*, 12/22/2006	10,000,000	9,994,250

Total US Government Sponsored Agencies (Cost $131,979,606)		131,979,606

Funding Agreements* 2.5%
GE Capital Assurance Co.:
2.62%, 1/25/2006	75,000,000	75,000,000
3.93%, 9/1/2006	60,000,000	60,000,000
New York Life Insurance Co., 4.57%, 9/19/2006	80,000,000	80,000,000
Travelers Insurance Co., 3.47%, 3/31/2006	30,000,000	30,000,000

Total Funding Agreements (Cost $245,000,000)		245,000,000

Promissory Notes* 3.7%
The Goldman Sachs Group, Inc.:
3.871%, 6/23/2006	140,000,000	140,000,000
4.35%, 2/16/2006	200,000,000	200,000,000
4.37%, 6/23/2006	30,000,000	30,000,000

Total Promissory Notes (Cost $370,000,000)		370,000,000

Short Term Notes* 21.2%
American Express Centurion Bank, 4.3%, 8/8/2006	30,000,000	30,000,000
Australia & New Zealand Banking Group Ltd., 4.15%, 6/23/2006	30,000,000	30,000,000
Beta Finance, Inc., 144A, 3.56%, 4/10/2006	45,000,000	45,004,021
The accompanying notes are an integral part of the financial statements.
34   Cash Management Portfolio

	Principal
Cash Management Portfolio	Amount ($)	Value ($)

Branch Banking & Trust Co., 3.27%, 3/15/2006	165,000,000	164,990,914
Citigroup, Inc., 4.63%, 3/20/2006	100,000,000	100,036,175
Commonwealth Bank of Australia, 4.0%, 8/24/2006	40,000,000	40,000,000
Credit Suisse:
3.98%, 9/28/2006	150,000,000	150,000,000
4.02%, 9/26/2006	93,000,000	93,000,000
4.49%, 9/26/2006	90,000,000	90,000,000
Greenwich Capital Holdings, Inc., 3.64%, 4/4/2006	75,000,000	75,000,000
Harris Trust & Savings Bank, 4.07%, 2/2/2006	30,000,000	29,999,869
HSBC Finance Corp., 4.02%, 3/24/2006	25,000,000	25,000,000
International Business Machines Corp., 4.329%, 3/8/2006	66,000,000	66,000,000
M&I Marshall & Ilsley Bank, 4.349%, 12/15/2006	56,000,000	56,000,000
Merrill Lynch & Co., Inc.:
4.12%, 1/4/2006	35,000,000	35,000,000
4.349%, 9/15/2006	35,000,000	35,000,000
Morgan Stanley, 4.29%, 7/10/2006	225,000,000	225,000,000
Nationwide Building Society, 144A, 4.41%, 1/13/2006	45,000,000	45,001,108
Pfizer Investment Capital PLC, 4.329%, 12/15/2006	50,000,000	50,000,000
Skandinaviska Enskila Banken, 4.38%, 7/18/2006	50,000,000	50,000,000
SunTrust Bank, Atlanta, 4.19%, 4/28/2006	250,000,000	250,000,000
Tango Finance Corp., 144A, 4.32%, 2/10/2006	25,000,000	24,999,733
UniCredito Italiano SpA:
3.96%, 6/30/2006	75,000,000	74,981,298
4.01%, 10/4/2006	100,000,000	99,963,152
4.34%, 2/28/2006	150,000,000	149,991,003
4.43%, 6/14/2006	75,000,000	74,975,571

Total Short Term Notes (Cost $2,109,942,844)		2,109,942,844

Time Deposit 4.3%
Bank of Montreal, 3.375%, 1/3/2006	125,000,000	125,000,000
National Australia Bank Ltd., 3.5%, 1/3/2006	113,800,000	113,800,000
Nordia Bank AB, 3.5%, 1/3/2006	183,707,041	183,707,041

Total Time Deposit (Cost $422,507,041)		422,507,041

Repurchase Agreements 7.0%
Banc of America Securities LLC, 4.27%, dated 12/30/2005, to be repurchased at $88,201,973 on 1/3/2006 (b)	88,160,146	88,160,146
Countrywide Securities Corp., 4.29%, dated 12/30/2005, to be repurchased at $500,238,333 on 1/3/2006 (c)	500,000,000	500,000,000
The accompanying notes are an integral part of the financial statements.
Cash Management Portfolio    35

	Principal
Cash Management Portfolio	Amount ($)	Value ($)

JPMorgan Securities, Inc., 3.45%, dated 12/30/2005, to be repurchased at $7,657,239 on 1/3/2006 (d)	7,654,305	7,654,305
UBS Securities LLC, 4.3%, dated 12/30/2005, to be repurchased at $100,047,778 on 1/3/2006 (e)	100,000,000	100,000,000

Total Repurchase Agreements (Cost $695,814,451)		695,814,451

	% of
	Net Assets	Value ($)

Total Investment Portfolio (Cost $9,894,832,440)†	99.6	9,894,832,440
Other Assets and Liabilities, Net	0.4	36,533,278

Net Assets	100.0	9,931,365,718

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.

**	Annualized yield at time of purchase; not a coupon rate.

†	The cost for federal income tax purposes was $9,894,832,440.

(a)	Reset date; not a maturity date.

(b)	Collateralized by:

Principal		Rate	Maturity	Collateral
Amount ($)	Security	(%)	Date	Value ($)

50,875,461	Federal Home Loan Mortgage Corp.	4.5– 5.5	12/1/2020– 8/1/2035	50,193,283
40,459,637	Federal National Mortgage Association	5.0– 5.5	3/1/2020– 8/1/2035	40,611,667

Total Collateral Value				90,804,950

(c)	Collateralized by:

Principal		Rate	Maturity	Collateral
Amount ($)	Security	(%)	Date	Value ($)

2,665,000	Federal Home Loan Bank	3.25– 4.625	8/2/2007– 3/16/2015	2,673,765
122,027,394	Federal Home Loan Mortgage Corp.	3.567– 6.5	9/1/2015– 12/1/2035	121,413,094
380,381,976	Federal National Mortgage Association	3.204– 8.0	12/1/2012– 1/1/2036	384,727,343
4,009,815	Government National Mortgage Association	4.5	2/15/2018	3,951,909

Total Collateral Value				512,766,111

(d)	Collateralized by $8,285,000 US Treasury Note, STRIPS, maturing on 5/15/2007 with a value of $7,810,021.
The accompanying notes are an integral part of the financial statements.
36   Cash Management Portfolio

(e)	Collateralized by:

Principal		Rate	Maturity	Collateral
Amount ($)	Security	(%)	Date	Value ($)

70,078,848	Federal National Mortgage Association, STRIPS, Interest Only	4.5	12/1/2035	10,719,961
124,185,206	Federal National Mortgage Association, STRIPS, Principal Only	—	4/1/2032- 2/1/2035	92,281,814

Total Collateral Value				103,001,775
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk on the pool of underlying mortgages.
Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.
STRIPS: Separate Trading of Registered Interest and Principal Securities.
The accompanying notes are an integral part of the financial statements.
Cash Management Portfolio    37

Investment Portfolio	as of December 31, 2005

	Principal
Treasury Money Portfolio	Amount ($)	Value ($)

US Treasury Obligations 20.5%
US Treasury Bills:
3.98%*, 4/20/2006	13,500,000	13,337,317
3.725%*, 3/23/2006	25,000,000	24,790,469
US Treasury Note:
1.875%, 1/31/2006	28,000,000	27,964,493
2.375%, 8/15/2006	15,500,000	15,367,374
2.75%, 7/31/2006	31,000,000	30,714,296

Total US Treasury Obligations (Cost $112,173,949)		112,173,949

Repurchase Agreements** 79.3%
Citigroup Global Markets, Inc., 4.25%, dated 12/8/2005, to be repurchased at $85,541,875 on 1/31/2006 (a)	85,000,000	85,000,000
Credit Suisse First Boston LLC, 3.5%, dated 12/30/2005, to be repurchased at $130,050,556 on 1/3/2006 (b)	130,000,000	130,000,000
JPMorgan Securities, Inc., 3.45%, dated 12/30/2005, to be repurchased at $110,387,994 on 1/3/2006 (c)	110,345,695	110,345,695
UBS Securities LLC, 3.51%, dated 12/30/2005, to be repurchased at $110,042,900 on 1/3/2006 (d)	110,000,000	110,000,000

Total Repurchase Agreements (Cost $435,345,695)		435,345,695

	% of
	Net Assets

Total Investment Portfolio (Cost $547,519,644)†	99.8	547,519,644
Other Assets and Liabilities, Net	0.2	982,866

Net Assets	100.0	548,502,510

†	The cost for federal income tax purposes was $547,519,644.

*	Annualized yield at time of purchase; not a coupon rate.

**	Repurchase agreements are fully collateralized by US Treasury, Government agency or other securities.

(a)	Collateralized by $85,599,138 Government National Mortgage Association, 5.5%, maturing on 7/15/2033 with a value of $86,700,000.

(b)	Collateralized by $188,630,875 US Treasury STRIPS, Zero Coupon, with various maturities of 2/15/2006-2/15/2031 with a value of $132,600,497.

(c)	Collateralized by $122,093,000 US Treasury STRIPS, Zero Coupon, with various maturities of 2/15/2006-8/15/2022 with a value of $112,553,432.

(d)	Collateralized by $94,595,000 US Treasury Inflation Index Bond, 3.0%, maturing on 7/15/2012 with a value of $112,202,885.
STRIPS: Separate Trading of Registered Interest and Principal Securities.
The accompanying notes are an integral part of the financial statements.
38   Treasury Money Portfolio

Financial Statements

Statements of Assets and Liabilities as of December 31, 2005

	Cash
	Management	Treasury Money
Assets	Portfolio	Portfolio

Investments:
Investments in securities, at amortized cost	$9,894,832,440	$112,173,949

Repurchase agreements, at amortized cost	—	435,345,695

Total investments in securities, at amortized cost	9,894,832,440	547,519,644

Cash	2,287,298	62,042

Interest receivable	35,125,218	1,014,276

Other assets	549,276	12,059

Total assets	9,932,794,232	548,608,021

Liabilities

Accrued advisory fee	1,013,976	55,024

Accrued administrator service fee	409,043	25,970

Other accrued expenses and payables	5,495	24,517

Total liabilities	1,428,514	105,511

Net assets, at value	$9,931,365,718	$548,502,510

The accompanying notes are an integral part of the financial statements.
Portfolios    39

Statements of Operations for the year ended December 31, 2005

	Cash
	Management	Treasury Money
Investment Income	Portfolio	Portfolio

Income:
Interest	$325,481,697	$19,070,184

Expenses:
Advisory fee	14,956,589	902,567

Administrator service fee	4,985,530	300,856

Auditing	50,366	49,055

Legal	31,069	24,879

Trustees’ fees and expenses	340,320	28,432

Other	284,804	35,714

Total expenses, before expense reductions	20,648,678	1,341,503

Expense reductions	(2,822,888)	(148,551)

Total expenses, after expense reductions	17,825,790	1,192,952

Net investment income	307,655,907	17,877,232

Net realized gain (loss) from investment transactions	117,517	(31,631)

Net increase (decrease) in net assets resulting from operations	$307,773,424	$17,845,601

The accompanying notes are an integral part of the financial statements.
40   Portfolios

Statement of Changes in Net Assets — Cash Management Portfolio

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004

Operations:
Net investment income	$307,655,907	$143,447,885

Net realized gain (loss) on investment transactions	117,517	91,685

Net increase (decrease) in net assets resulting from operations	307,773,424	143,539,570

Capital transaction in shares of beneficial interest:
Proceeds from capital invested	112,816,875,647	122,171,335,290

Value of capital withdrawn	(113,004,956,853)	(125,052,740,207)

Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(188,081,206)	(2,881,404,917)

Increase (decrease) in net assets	119,692,218	(2,737,865,347)

Net assets at beginning of period	9,811,673,500	12,549,538,847

Net assets at end of period	$9,931,365,718	$9,811,673,500

Statement of Changes in Net Assets — Treasury Money Portfolio

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004

Operations:
Net investment income	$17,877,232	$7,183,965

Net realized gain (loss) on investment transactions	(31,631)	(27,920)

Net increase (decrease) in net assets resulting from operations	17,845,601	7,156,045

Capital transaction in shares of beneficial interest:
Proceeds from capital invested	5,132,247,419	4,272,706,695

Value of capital withdrawn	(5,159,742,942)	(4,558,200,803)

Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(27,495,523)	(285,494,108)

Increase (decrease) in net assets	(9,649,922)	(278,338,063)

Net assets at beginning of period	558,152,432	836,490,495

Net assets at end of period	$548,502,510	$558,152,432

The accompanying notes are an integral part of the financial statements.
Portfolios    41

Financial Highlights

Cash Management Portfolio

Years Ended December 31,	2005	2004	2003	2002	2001

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	9,931	9,812	12,550	11,237	10,864

Ratio of expenses before expense reductions (%)	.21	.21	.21	.20	.20

Ratio of expenses after expense reductions (%)	.18	.18	.18	.18	.18

Ratio of net investment income (%)	3.08	1.22	1.04	1.71	4.04

Total Return (%)[a,b]	3.15	1.26	1.06	1.72	—

Treasury Money Portfolio

Years Ended December 31,	2005	2004	2003	2002	2001

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	549	558	836	795	811

Ratio of expenses before expense reductions (%)	.22	.22	.21	.21	.21

Ratio of expenses after expense reductions (%)	.20	.20	.20	.20	.20

Ratio of net investment income (%)	2.97	1.12	.95	1.56	3.94

Total Return (%)[a,c]	3.01	1.17	.96	1.60	—

[a]	Total return would have been lower had certain expenses not been reduced.

[b]	Total return for the Cash Management Portfolio was derived from the performance of Cash Reserves Fund Institutional.

[c]	Total return for the Treasury Money Portfolio was derived from the performance of Treasury Money Fund—Institutional Class.
42   Portfolios

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies
A. Organization
Cash Management Portfolio and the Treasury Money Portfolio (each a “Portfolio,” and collectively, the “Portfolios”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end, diversified, management investment companies organized as New York business trusts.
Each Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolios in the preparation of their financial statements.
B. Security Valuation
Each Portfolio’s securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.
Investments in open–end investment companies are valued at their net asset value each business day.
C. Repurchase Agreements
Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub–custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio’s claims on the collateral may be subject to legal proceedings.
Portfolios    43
D. Federal Income Taxes
Each Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provisions are necessary.
E. Contingencies
In the normal course of business, the Portfolios may enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet been made. However, based on experience, the Portfolios expects the risk of loss to be remote.
F. Other
Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from investment companies are recorded on the ex–dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.
Each Portfolio makes a daily allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.
Note 2—Fees and Transactions with Affiliates
Deutsche Asset Management, Inc., (“DeAM, Inc.” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for each of the Portfolios. Under the Advisory Agreement, each Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.15%.
For the year ended December 31, 2005 and through April 30, 2006, the Advisor and Administrator contractually agreed to waive a portion of their fees and/or reimburse expenses of the Cash Management Portfolio and Treasury Money Portfolio to the extent necessary to maintain operating expenses at 0.18% and 0.20%, respectively, of each Portfolio’s average daily net assets. The amount of the waiver and whether the Advisor and Administrator waive a portion of their fees may vary at any time without notice to the shareholders.
44   Portfolios
Accordingly, for the year ended December 31, 2005, the Advisor waived a portion of its Advisory fee as follows:

	Total	Amount	Annualized
	Aggregated	Waived	Effective Rate

Cash Management Portfolio	$14,956,589	$2,700,770	.12%

Treasury Money Portfolio	$902,567	$138,078	.13%

Investment Company Capital Corp. (“ICCC” or the “Administrator”), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is each Portfolio’s Administrator. Each Portfolio pays the Administrator an annual fee (“Administrator Service Fee”) based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.05%.
Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out–of–pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex’s Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.
Note 3—Expense Reductions
For the year ended December 31, 2005, the Advisor had agreed to reimburse Cash Management Portfolio and Treasury Money Portfolio $122,118 and $10,473, respectively, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.
Note 4—Line of Credit
Each Portfolio and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Portfolio may borrow up to a maximum of 5 percent of its net assets under this agreement.
Portfolios    45
Note 5—Regulatory Matters and Litigation
Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.
With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.
With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them
46   Portfolios

or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999–2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.
There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.
Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001–2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS
Portfolios    47
funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.
48   Portfolios

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest of Cash Management Portfolio and Treasury Money Portfolio:
In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Portfolio and Treasury Money Portfolio (hereafter referred to as the “Portfolios”) at December 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2006
Portfolios    49

Investment Management Agreement Approval

Cash Management Fund Investment
Cash Management Fund Investment (the “Fund”), a series of the DWS Advisor Funds (the “Trust”), invests all of its assets in the Cash Management Portfolio (the “Portfolio”) in order to achieve its investment objectives. The Board of Trustees of the Portfolio, which is also the Board of Trustees of the Trust, approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the “Advisor”) in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

■	At the present time, all but one of the Portfolio’s and the Fund’s Trustees are independent of the Advisor and its affiliates.

■	The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

■	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.
The Advisor and its predecessors have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.
Shareholders may focus only on fund performance and fees, but the Portfolio’s Trustees consider these and many other factors, including the quality and integrity of the Advisor’s personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.
50   Portfolios
In determining to approve the continuation of the Portfolio’s current investment management agreement, the Trustees considered factors that it believes relevant to the interests of shareholders, including:

■	The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Fund was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Portfolio, the performance of the Portfolio and fees paid by similar funds.

■	The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio’s investment management fee schedule includes no fee breakpoints but concluded that the fee schedule is appropriate given current asset levels.

■	The total operating expense of the Fund relative to the Fund’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund for the year ended December 31, 2004 were more than the median (3rd quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund’s total operating expenses would be competitive relative to the applicable Lipper universe.

■	The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund’s performance was in the 2nd, 3rd and 3nd quartiles, respectively of the applicable iMoneyNet universe. The Board also observed that the Fund outperformed its benchmark in the one-year period but underperformed in the three- and five-year periods. The
Portfolios    51

Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

■	The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the Advisor, including the Advisor’s personnel, particularly those personnel with responsibilities for providing services to the Portfolio, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

■	The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Portfolio and the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Portfolio and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor’s costs and profits, the Board also reviewed the fees paid to, and services provided to the Fund by the Advisor and its affiliates. As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor’s cost allocation methodology and calculations. The Board concluded that the Portfolio’s investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Portfolio and the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor’s overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

■	The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio,
52   Portfolios

including the Advisor’s soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Portfolio’s trading activities to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

■	The Advisor’s commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor’s chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to the Advisor’s chief compliance officer, and (iii) the substantial commitment of resources by the Advisor to compliance matters.

■	Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and the Fund and its shareholders as long as they remained in existence and while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund’s shareholders.
Based on all of the foregoing, the Board determined to continue the Portfolio’s current investment management agreement, and concluded that the continuation of the agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of
Portfolios    53
numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.
Treasury Money Fund Investment
Treasury Money Fund Investment (the “Fund”), a series of the DWS Advisor Funds (the “Trust”), invests all of its assets in the Treasury Money Portfolio (the “Portfolio”) in order to achieve its investment objectives. The Board of Trustees of the Portfolio, which is also the Board of Trustees of the Trust, approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the “Advisor”) in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

■	At the present time, all but one of the Portfolio’s and the Fund’s Trustees are independent of the Advisor and its affiliates.

■	The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

■	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.
The Advisor and its predecessors have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.
Shareholders may focus only on fund performance and fees, but the Portfolio’s Trustees consider these and many other factors, including the quality and integrity of the Advisor’s personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many
54   Portfolios
important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.
In determining to approve the continuation of the Portfolio’s current investment management agreement, the Trustees considered factors that it believes relevant to the interests of shareholders, including:

■	The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Fund was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Portfolio, the performance of the Portfolio and fees paid by similar funds.

■	The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio’s investment management fee schedule includes no fee breakpoints but that the Portfolio’s total assets are less than $600 million. The Board concluded that the Fund’s fee schedule is appropriate given current asset levels.

■	The total operating expense of the Fund relative to the Fund’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund for the year ending December 31, 2004 were higher than the median (3rd quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund’s total operating expenses would be competitive relative to the applicable Lipper universe.

■	The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-, three- and five-
Portfolios    55

year periods ended June 30, 2005, the Fund’s performance was in the 2nd, 3rd, and 3rd quartiles, respectively, of the applicable iMoneyNet universe. The Board also observed that the Fund outperformed its benchmark in the one-year period, but slightly underperformed its benchmark in the three- and five-year periods. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

■	The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the Advisor, including the Advisor’s personnel, particularly those personnel with responsibilities for providing services to the Portfolio, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

■	The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Portfolio and the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Portfolio and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor’s costs and profits, the Board also reviewed the fees paid to, and services provided to the Fund by the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor’s cost allocation methodology and calculations. The Board concluded that the Portfolio’s investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Portfolio and the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor’s overall profitability with respect to the DWS fund complex (after taking into
56   Portfolios

account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

■	The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including the Advisor’s soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Portfolio’s trading activities to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

■	The Advisor’s commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor’s chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to the Advisor’s chief compliance officer, and (iii) the substantial commitment of resources by the Advisor to compliance matters.

■	Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and the Fund and its shareholders as long as they remained in existence and while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund’s shareholders.
Portfolios    57
Based on all of the foregoing, the Board determined to continue the Portfolio’s current investment management agreement, and concluded that the continuation of the agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.
58   Portfolios

Account Management Resources

Automated Information Lines	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.

Web Site	moneyfunds.deam-us.db.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about the funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.

Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (type ‘proxy voting‘ in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Cash Management Fund Investment	Treasury Money Fund Investment

Nasdaq Symbol	BCSXX	BTTXX

CUSIP Number	23336Y 722	23336Y 680

Fund Number	834	835

Portfolios    59

Notes

Notes

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
COMBMONANN
42073 (2/06)
ITEM 2.	CODE OF ETHICS.

As of the end of the period, December 31, 2005, DWS Advisor Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Graham E. Jones. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

CASH MANAGEMENT FUND INVESTMENT

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2005	$15,350	$225	$0	$0
2004	$14,300	$185	$3,255	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2005	$268,900	$197,605	$0
2004	$431,907	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2005	$0	$197,605	$104,635	$302,240
2004	$3,255	$0	$253,272	$256,527

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

TREASURY MONEY FUND INVESTMENT

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2005	$15,350	$225	$0	$0
2004	$14,300	$185	$3,255	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2005	$268,900	$197,605	$0
2004	$431,907	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2005	$0	$197,605	$104,635	$302,240
2004	$3,255	$0	$253,272	$256,527

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Cash Management Fund Investment, a series of DWS Advisor Funds

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Cash Management Fund Investment, a series of DWS Advisor Funds

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Treasury Money Fund Investment, a series of DWS Advisor Funds

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Treasury Money Fund Investment, a series of DWS Advisor Funds

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006